Exhibit 99.2

Supplemental Operating and Financial Data

Third Quarter and Nine Months Ended September 30, 2010

Entertainment Properties Trust

Supplemental Operating and Financial Data

Third Quarter and Nine Months Ended September 30, 2010

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

With the exception of historical information, certain information contained or incorporated by reference herein constitutes forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements may refer to our financial condition, results of operations, plans, objectives, acquisition or disposition of properties, future expenditures for development projects, capital resources, future financial performance and business. Forward-looking statements are not guarantees of performance. They involve numerous risks, uncertainties and assumptions. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. In addition, references to our budgeted amounts are forward looking statements. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Risk Factors” in our most recent annual report on Form 10-K and, to the extent applicable, in our quarterly reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date indicated herein or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

DEFINITIONS

See pages 30 and 31 for definitions of certain non-GAAP financial measures used in this document.

Entertainment Properties Trust

Company Profile

The Company

Entertainment Properties Trust (“EPR” or the “Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997. Since that time the Company has grown into one of the pre-eminent owners of entertainment-based real estate.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share through the acquisition, development and financing of high-quality properties which meet our Five Star Investment Strategy. As a part of our growth strategies, we will consider acquiring or developing additional megaplex theatre properties, and acquiring or developing entertainment, entertainment-related, recreational or specialty properties. We will also consider acquiring or developing additional entertainment retail centers. We may also pursue opportunities to provide mortgage financing for these same property types in certain situations. In executing our growth strategies, we will employ moderate leverage. We have historically paid out approximately 75% of our FFO in the form of quarterly dividends. This allows investors to realize a portion of their returns on a current basis.

Five Star Investment Strategy

Our investments are evaluated against the following five criteria:

Inflection Opportunity: A generational renewal or restructuring change in an industry’s properties that creates an opportunity for insightful capital.

Enduring Value: Investment in real estate devoted to and improving upon long-lived activities.

Excellent Execution: Premium locations and investment executions that lead to market-dominant performance and create credit beyond the particular tenant.

Attractive Economics: Accretive initial returns along with growth in yield over the life of our investments in categories of meaningful size.

Advantageous Position: Sustainable competitive advantages based on knowledge, relationships or access to key investment elements.

Entertainment Properties Trust

Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Vice President and Chief Financial Officer	Vice President and Chief Investment Officer

Mike Hirons
Vice President, Finance

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrB
EPR-PrC
Stock Exchange Listing	EPR-PrD
New York Stock Exchange	EPR-PrE

Equity Research Coverage

J.P. Morgan	Anthony Palone	212-622-6682
RBC Capital Markets	Richard Moore	440-715-2646
Citi Global Markets	Michael Bilerman/Gregory Schweitzer	212-816-4471
Keybanc Capital Markets	Jordan Sadler	917-368-2280
FBR Capital Markets & Co.	Gabe Poggi	703-469-1141
BMO Capital Markets	Paul Adornato	212-885-4170
Kansas City Capital	Johnathan Braatz	816-932-8019
Janney Montgomery Scott	Andrew DiZio	215-665-6439

Entertainment Properties Trust is followed by the analysts identified above. Please note that any opinions, estimates, forecasts or recommendations regarding Entertainment Properties Trust’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of Entertainment Properties Trust or its management. Entertainment Properties Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Entertainment Properties Trust

Selected Financial Information

(Unaudited, dollars and shares in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Operating Information
Revenue from continuing operations	$80,984	$65,368	$231,428	$192,519
Net income available to common shareholders of Entertainment Properties Trust	27,457	(66,843)	58,017	(28,912)
Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)	66,891	(9,950)	182,685	97,165
Adjusted EBITDA (1)	66,902	55,847	191,031	163,078
Interest expense, net	19,274	17,595	55,504	49,046
Recurring principal payments	6,286	6,295	20,761	18,579
Capitalized interest	103	83	278	517
Straight-lined rental revenue	426	642	1,241	1,787
Dividends declared on preferred shares	7,552	7,552	22,655	22,655
Dividends declared on common shares	30,248	23,748	88,345	69,193
General and administrative expense	4,076	3,511	13,797	11,796

	September 30,
	2010	2009
Balance Sheet Information
Total assets	2,922,251	2,553,537
Total assets before depreciation (gross assets)	3,208,643	2,800,962
Unencumbered real estate assets (2)
Number	103	29
Gross book value	1,505,916	264,951
Annualized stabilized NOI	146,236	25,976
Total debt	1,202,180	1,184,139
Equity	1,624,450	1,297,213
Common shares outstanding	46,535	36,515
Total market capitalization (using EOP closing price)	3,627,826	2,846,997
Debt/total assets	41%	46%
Debt/total market capitalization	33%	42%
Debt/gross assets	37%	42%
Debt/Adjusted EBITDA (3)	4.49	5.30

(1)	See pages 30 and 31 for definitions.
(2)	Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and undeveloped land.
(3)	Adjusted EBITDA is for the quarter annualized. See pages 30 and 31 for definitions.

Entertainment Properties Trust

Selected Balance Sheet Information

(Unaudited, dollars in thousands)

	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009
Assets
Rental properties:
Megaplex theatres and other retail	2,085,187	$2,069,652	$2,087,909	$1,883,386	$1,756,539	$1,763,964
Other	221,629	221,676	229,894	229,881	217,022	216,508
Less: accumulated depreciation	(286,392)	(273,286)	(272,993)	(258,638)	(247,425)	(235,472)
Land held for development	184,457	184,457	4,457	4,457	4,457	4,457
Property under development	7,671	7,779	9,162	8,272	16,118	18,390
Mortgage notes receivable (1)
Waterpark	168,545	168,545	165,452	163,298	163,298	162,613
Concord	—	—	133,119	133,119	133,119	133,119
Toronto Dundas Square Project	—	—	—	90,882	86,878	108,914
Metropolitan ski areas	136,410	136,410	136,409	135,581	134,774	133,986
Other	—	—	—	—	—	—
Investment in a direct financing lease, net	225,187	216,419	215,196	169,850	168,884	167,945
Investment in joint ventures	19,334	19,423	4,356	4,080	2,435	2,457
Cash and cash equivalents	14,860	20,144	21,029	23,138	11,196	16,202
Restricted cash	21,253	16,351	10,770	12,857	15,902	14,551
Accounts receivable, net	36,364	33,483	34,834	30,727	29,147	26,239
Notes receivable (1)	5,152	5,159	7,247	7,898	12,395	43,124
Other assets and intangible assets, net	82,594	84,442	75,664	41,944	48,798	64,580

Total Assets	$2,922,251	$2,910,654	$2,862,505	$2,680,732	$2,553,537	$2,641,577

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	44,673	37,190	$48,375	$28,411	$28,608	$27,122
Common dividends payable	30,248	30,222	27,875	27,880	23,748	22,732
Preferred dividends payable	7,552	7,552	7,552	7,552	7,552	7,552
Unearned rents and interest	13,148	9,206	5,087	7,509	12,277	12,836
Line of credit	150,000	153,500	107,000	35,000	73,000	116,000
Long-term debt	1,052,180	1,055,067	1,201,623	1,106,423	1,111,139	1,109,356

Total Liabilities	1,297,801	1,292,737	1,397,512	1,212,775	1,256,324	1,295,598
Equity:
Common stock and additional paid in capital	1,783,852	1,781,104	1,637,040	1,633,554	1,440,437	1,389,520
Preferred stock at par value	167	167	167	167	167	167
Treasury stock	(39,069)	(36,812)	(36,804)	(29,968)	(27,698)	(27,698)
Loans to shareholders	(281)	(281)	(281)	(1,925)	(1,925)	(1,925)
Accumulated other comprehensive income	29,988	21,188	24,027	18,961	16,985	9,951
Distributions in excess of net income	(178,255)	(175,463)	(153,278)	(147,927)	(126,760)	(36,170)

Entertainment Properties Trust shareholders’ equity	1,596,402	1,589,903	1,470,871	1,472,862	1,301,206	1,333,845

Noncontrolling interests	28,048	28,014	(5,878)	(4,905)	(3,993)	12,134
Total Equity	1,624,450	1,617,917	1,464,993	1,467,957	1,297,213	1,345,979

Total Liabilities and equity	$2,922,251	$2,910,654	$2,862,505	$2,680,732	$2,553,537	$2,641,577

(1)	Includes related accrued interest receivable and is net of loan loss reserves.

Entertainment Properties Trust

Selected Operating Data

(Unaudited, dollars in thousands)

	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009
Rental revenue and tenant reimbursements:
Theatres	$49,888	$46,443	$44,629	$40,734	$40,064	$39,449
Other retail	13,755	13,927	10,973	9,165	9,003	8,171
Vineyards and wineries	3,491	3,818	4,138	4,194	3,899	3,837
Metropolitan ski areas	315	315	315	312	311	310
Mortgage and other financing income:
Public charter schools (1)	6,604	6,567	6,208	5,203	5,293	5,031
Metropolitan ski areas	3,398	3,398	3,358	3,338	3,318	3,298
Waterpark	2,940	2,902	2,850	2,824	2,794	1,497
Concord	—	—	—	—	—	—
Toronto Dundas Square Project	—	—	—	—	—	—
Other	358	146	176	242	245	1,398
Other income	235	45	236	581	441	728

Total revenue	$80,984	$77,561	$72,883	$66,593	$65,368	$63,719
Property operating expense	9,622	8,985	7,128	6,382	5,423	4,675
Other expense	384	143	337	437	587	854
General and administrative expense	4,076	4,633	5,089	3,373	3,511	4,239
Interest expense, net	19,274	18,726	17,504	16,702	17,595	15,739
Costs associated with loan refinancing	—	15,247	—	—	—	117
Depreciation and amortization	13,464	13,004	11,697	10,515	10,868	10,180
Transaction costs	11	111	7,524	3,165	40	37
Provision for loan losses	—	—	700	5,197	65,757	—
Impairment charges	—	—	—	6,357	—	—
Equity in income from joint ventures	706	423	233	222	229	225
Gain on acquisition	—	—	8,468	—	—	—

Income (loss) from continuing operations	34,859	17,135	$31,605	$14,687	$(38,184)	$28,103
Loss from discontinued operations	(14)	(1,453)	(2,514)	(1,321)	(37,178)	(2,107)
Gain (loss) on sale of real estate from discontinued operations	198	(934)	—	—	—	—

Net income (loss)	35,043	14,748	29,091	13,366	(75,362)	25,996
Net loss (income) attributable to noncontrolling interests	(34)	840	984	899	16,071	1,708
Preferred dividend requirements	(7,552)	(7,552)	(7,552)	(7,550)	(7,552)	(7,552)

Net income (loss) available to common shareholders of Entertainment Properties Trust	27,457	8,036	$22,523	$6,715	$(66,843)	$20,152

(1)	Represents income from owned assets under a direct financing lease and one note receivable.

Entertainment Propertiest Trust

Funds From Operations

(Unaudited, dollars in thousands except per share information)

	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009
Funds From Operations (“FFO”) (1):
Net income (loss) available to common shareholders of Entertainment Properties Trust	$27,457	$8,036	$22,523	$6,715	$(66,843)	$20,152
Loss (gain) on sale of real estate	(198)	934	—	—	—	—
Real estate depreciation and amortization	13,334	13,527	12,273	11,143	11,728	11,642
Allocated share of joint venture depreciation	81	67	65	66	66	66
Noncontrolling interest	—	(872)	(1,033)	(956)	(16,118)	(1,746)

FFO available to common shareholders of Entertainment Properties Trust	$40,674	$21,692	$33,828	$16,968	$(71,167)	$30,114

FFO per common share attributable to Entertainment Properties Trust:
Basic	$0.87	$0.48	$0.79	$0.43	$(2.01)	$0.86
Diluted	0.87	0.48	0.78	0.43	(2.01)	0.86
Shares used for computation (in thousands):
Basic	46,511	44,869	42,850	39,641	35,445	34,970
Diluted	46,809	45,214	43,141	39,901	35,445	34,992

(1)	See pages 30 and 31 for definitions.

Entertainment Properties Trust

Adjusted Funds From Operations

(Unaudited, dollars in thousands except per share information)

	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009
Adjusted Funds from Operations (“AFFO”) (1):
FFO available to common shareholders of Entertainment Properties Trust	$40,674	$21,692	$33,828	$16,968	$(71,167)	$30,114
Adjustments:
Non-cash impairment charges and provision for loan losses	—	—	700	11,554	101,558	—
Transaction costs	11	111	7,524	3,165	40	37
Non-real estate depreciation and amortization	130	97	130	190	196	191
Deferred financing fees amortization	1,122	1,390	1,236	1,111	1,103	693
Costs associated with loan refinancing	—	15,620	—	—	—	117
Share-based compensation expense to management and trustees	1,187	1,172	1,163	1,069	1,083	1,078
Maintenance capital expenditures (2)	(2,872)	(163)	(288)	(108)	(304)	(526)
Straight-lined rental revenue	(426)	(469)	(346)	(696)	(642)	(584)
Non-cash portion of mortgage and other financing income	(1,201)	(1,257)	(2,006)	(1,855)	(1,807)	(1,791)
Amortization of above market leases, net	74	39	21	—	—	—
Gain on acquisition	—	—	(8,468)	—	—	—

AFFO available to common shareholders of Entertainment Properties Trust	$38,699	$38,232	$33,494	$31,398	$30,060	$29,329

Weighted average shares outstanding-diluted FFO	46,809	45,214	43,141	39,901	35,445	34,992
Other common stock equivalents excluded due to loss	—	—	—	—	230	—

Weighted average shares outstanding-diluted AFFO	46,809	45,214	43,141	39,901	35,675	34,992

AFFO per diluted common share	$0.83	$0.85	$0.78	$0.79	$0.84	$0.84
Dividends declared per common share	$0.65	$0.65	$0.65	$0.65	$0.65	$0.65
AFFO payout ratio (3)	78%	76%	83%	82%	77%	77%

(1)	See pages 30 and 31 for definitions.
(2)	Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust

Capital Structure at September 30, 2010

(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Long-Term Debt:

	Mortgages (1)		Term Loans/Bond/Capital Lease		Credit	Senior		Weighted Avg
Year	Amortization	Maturities	Amortization	Maturities	Facility (2)	Notes	Total	Interest Rate
2010	$5,803	$—	$681	$—	$—	$—	$6,484	6.05%
2011	24,039	—	2,808	9,216	—	—	36,063	5.40%
2012	24,935	65,293	2,970	—	—	—	93,198	6.46%
2013	17,695	98,484	3,162	—	150,000	—	269,341	4.44%
2014	12,298	138,492	3,354	—	—	—	154,144	6.29%
2015	10,968	90,813	3,555	—	—	—	105,336	5.72%
2016	7,076	96,144	3,765	—	—	—	106,985	6.04%
2017	3,655	82,299	3,982	3,619	—	—	93,555	5.86%
2018	920	12,462	955	58,102	—	—	72,439	5.34%
2019	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	250,000	250,000	7.75%
Thereafter	—	4,000	—	10,635	—	—	14,635	1.70%

	$107,389	$587,987	$25,232	$81,572	$150,000	$250,000	$1,202,180	5.94%

	Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed Rate Secured Debt	$788,134	5.97%	4.6
Fixed Rate Unsecured Debt	250,000	7.75%	9.8
Variable Rate Secured Debt	14,046	0.76%	22.2
Variable Rate Unsecured Debt	150,000	3.30%	3.2

Total	$1,202,180	5.94%	5.7

Note: $83.5 million of variable rate debt outstanding at September 30, 2010 has been converted to a fixed rate by interest rate swap agreements and is reflected above as fixed rate secured debt.

(1)	Scheduled amortization and maturities represent only consolidated debt obligations.
(2)	Credit Facility Summary:

			Rate
Commitment	Balance	Maturity	at 9/30/2010
$320,000	$150,000	December 1, 2013	3.30%

Note: The facility includes an accordion feature in which the facility can be increased to up to $420 million subject to certain conditions, including lender consent.

Entertainment Propertiest Trust

Capital Structure at September 30, 2010

(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Long-Term Debt:

	September 30, 2010	December 31, 2009
Mortgage note payable, paid in full on June 21, 2010	$—	$56,250
Mortgage note payable, extinguished in Cappelli settlement on on June 18, 2010	—	113,333
Secured revolving variable rate credit facility, paid in full on June 30, 2010	—	35,000
Term loan payable, paid in full on June 30, 2010	—	117,600
Capital lease obligation, due December 31, 2011	9,216	—
Mortgage notes payable, 6.57%-6.73%, due October 1, 2012	44,817	45,808
Mortgage note payable, 6.63%, due November 1, 2012	25,057	25,608
Mortgage notes payable, 4.26%-9.01%, due February 10, 2013	114,613	119,373
Unsecured revolving variable rate credit facility, LIBOR + 3.00%, due December 1, 2013	150,000	—
Mortgage note payable, 6.84%, due March 1, 2014	100,836	102,008
Mortgage note payable, 5.58%, due April 1, 2014	59,829	60,671
Mortgage note payable, 5.56%, due June 5, 2015	33,331	33,763
Mortgage notes payable, 5.77%, due November 6, 2015	71,468	72,779
Mortgage notes payable, 5.84%, due March 6, 2016	40,189	40,898
Mortgage notes payable, 6.37%, due June 30, 2016	28,673	29,132
Mortgage notes payable, 6.10%, due October 1, 2016	25,770	26,187
Mortgage notes payable, 6.02%, due October 6, 2016	19,428	19,746
Mortgage note payable, 6.06%, due March 1, 2017	10,821	10,991
Mortgage note payable, 6.07%, due April 6, 2017	11,136	11,310
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	51,606	52,438
Mortgage notes payable, 5.86%, due August 1, 2017	26,412	26,826
Term loans payable, $83,542 at September 30, 2010 fixed through interest rate swaps at 5.11%-5.78%, $3,411 at September 30, 2010 at variable rates of LIBOR + 1.75%-2.00%, due December 1, 2017-June 5, 2018	86,953	93,597
Mortgage note payable, 6.19%, due February 1, 2018	16,299	16,667
Mortgage note payable, 7.37%, due July 15, 2018	11,091	11,803
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	—
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Mortgage note payable, 5.50%	4,000	4,000
Mortgage note payable, 5.00%, extinguished in Cappelli settlement on June 18, 2010	—	5,000

Total	$1,202,180	$1,141,423

Entertainment Properties Trust

Capital Structure

Senior Notes

Senior Debt Ratings as of September 30, 2010

Moody’s	Baa3
Fitch	BBB-
Standard and Poor’s	BB+

Summary of Covenants

The Company’s outstanding bonds have a fixed interest rate at 7.75%. Interest on the senior notes is paid semiannually. The notes contain various covenants, including: (i) a limitation on incurrence of any debt which would cause the Company’s debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for our $250.0 million senior unsecured notes, as defined and calculated per the terms of our notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show our ability to incur additional debt under the terms of our notes only and are not measures of our liquidity or performance. The actual amounts as of September 30 and June 30, 2010 are:

Note Covenants	Required	Actual 3rd Quarter 2010 (1)	Actual 2nd Quarter 2010
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤60%	38%	38%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤40%	25%	26%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥1.5x	3.6x	3.3x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥150% of unsecured debt	421%	422%

(1)	See page 14 for detailed calculations

Entertainment Properties Trust

Capital Structure

Senior Notes

(Unaudited, dollars in thousands)

Covenant Calculations

September 30, 2010
Total Assets:
Total Assets	$2,922,251
Add: accumulated depreciation	286,392
Less: intangible assets	(35,642)

Total Assets	$3,173,001

September 30, 2010
Total Unencumbered Assets:
Unencumbered real estate assets, gross	$1,505,916
Cash and cash equivalents	14,860
Land held for development	184,457
Property under development	7,671

Total Unencumbered Assets	$1,712,904

September 30, 2010
Total Debt:
Secured debt obligations	$802,180
Unsecured debt obligations:
Unsecured debt	400,000
Outstanding letters of credit	1,781
Derivatives at fair market value, net	5,293

Total unsecured debt obligations:	407,074

Total Debt	$1,209,254

	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	Trailing Twelve Months
Consolidated income available for debt service:
Adjusted EBITDA	$66,902	$63,800	$60,329	$56,401	$247,432
Add (subtract): EBITDA of discontinued operations	(13)	1,022	(93)	1,239	$2,155
Less: straight-line rental revenue	(426)	(469)	(346)	(696)	(1,937)

Consolidated income available for debt service	$66,463	$64,353	$59,890	$56,944	$247,650

Annual Debt Service:
Interest expense, gross	$19,380	$18,826	$17,612	$16,804	$72,622
Interest expense from discontinued operations	—	1,482	1,715	1,740	4,937
Less: deferred financing fees amortization	(1,122)	(1,390)	(1,236)	(1,111)	(4,859)

Annual Debt Service	$18,258	$18,918	$18,091	$17,433	$72,700

Debt Service Coverage	3.6	3.4	3.3	3.3	3.4

Entertainment Properties Trust

Capital Structure at September 30, 2010

(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at September 30, 2010	Liquidation Preference	Dividend Rate	Convertible
Common shares	46,535,341	$43.18	N/A	(1)	N/A
Series B	3,200,000	$24.90	$80,000	7.750%	N
Series C	5,400,000	$18.80	$135,000	5.750%	Y
Series D	4,600,000	$24.08	$115,000	7.375%	N
Series E	3,450,000	$27.67	$86,250	9.000%	Y

Calculation of Total Market Capitalization:

Common shares outstanding at September 30, 2010 multiplied by closing price at September 30, 2010	$2,009,396
Aggregate liquidation value of Series B preferred shares	80,000
Aggregate liquidation value of Series C preferred shares	135,000
Aggregate liquidation value of Series D preferred shares	115,000
Aggregate liquidation value of Series E preferred shares	86,250
Total long-term debt at September 30, 2010	1,202,180

Total consolidated market capitalization	$3,627,826

(1)	Quarterly dividend declared in the third quarter of 2010 was $0.65 per share.

Entertainment Properties Trust

Summary of Ratios

(Unaudited)

	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009
Debt to total assets (book value)	41%	42%	46%	43%	46%	46%
Debt to total market capitalization	33%	36%	38%	37%	42%	52%
Debt to gross assets	37%	38%	42%	39%	42%	43%
Debt to Adjusted EBITDA (1)	4.49	4.74	5.52	5.06	5.30	5.68
Secured debt to secured assets (2)	60%	61%	52%	47%	49%	51%
Unencumbered real estate assets to total real estate assets (3)	53%	53%	17%	17%	12%	12%
Interest coverage ratio (4)	3.5	3.2	3.2	3.1	3.0	3.2
Fixed charge coverage ratio (4)	2.5	2.4	2.3	2.2	2.1	2.2
Debt service coverage ratio (4)	2.7	2.4	2.4	2.3	2.3	2.3
FFO payout ratio (5)	75%	135%	83%	151%	-32%	76%
AFFO payout ratio (6)	78%	76%	83%	82%	77%	77%

(1)	Adjusted EBITDA is for the quarter annualized. See pages 30 and 31 for definitions.
(2)	Prior to June 30, 2010, includes previous secured revolving line of credit borrowing base assets.
(3)	Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(4)	See page 17 for detailed calculation.
(5)	FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(6)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust

Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios

(Unaudited, dollars in thousands)

	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009
Interest Coverage Ratio (1):
Net income (loss)	$35,043	$14,748	$29,091	$13,366	$(75,362)	$25,996
Impairment charges	—	—	—	6,357	35,801	—
Provision for loan losses	—	—	700	5,197	65,757	—
Transaction costs	11	111	7,524	3,165	40	37
Interest expense, gross	19,380	20,308	19,327	18,544	19,441	17,696
Depreciation and amortization	13,458	13,632	12,403	11,336	11,921	11,834
Share-based compensation expense to management and trustees	1,187	1,172	1,163	1,069	1,083	1,078
Costs associated with loan refinancing	—	15,620	—	—	—	117
Interest cost capitalized	(103)	(92)	(83)	(83)	(83)	(208)
Straight-line rental revenue	(426)	(469)	(346)	(696)	(642)	(584)
Loss (gain) on sale of real estate from discontinued operations	(198)	934	—	—	—	—
Gain on acquisition	—	—	(8,468)	—	—	—

Interest coverage amount	$68,352	$65,964	$61,311	$58,255	$57,956	$55,966
Interest expense, net	$19,276	$20,207	$19,219	$18,441	$19,355	$17,482
Interest income	1	9	25	20	3	6
Interest cost capitalized	103	92	83	83	83	208

Interest expense, gross	$19,380	$20,308	$19,327	$18,544	$19,441	$17,696
Interest coverage ratio	3.5	3.2	3.2	3.1	3.0	3.2

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$68,352	$65,964	$61,311	$58,255	$57,956	$55,966
Interest expense, gross	19,380	20,308	19,327	18,544	19,441	17,696
Preferred share dividends	7,552	7,552	7,552	7,550	7,552	7,552

Fixed charges	$26,932	$27,860	$26,879	$26,094	$26,993	$25,248
Fixed charge coverage ratio	2.5	2.4	2.3	2.2	2.1	2.2

Debt Service Coverage Ratio (1):
Interest coverage amount	$68,352	$65,964	$61,311	$58,255	$57,956	$55,966
Interest expense, gross	19,380	20,308	19,327	18,544	19,441	17,696
Recurring principal payments	6,286	7,722	6,753	6,595	6,295	6,160

Debt service	$25,666	$28,030	$26,080	$25,139	$25,736	$23,856
Debt service coverage ratio	2.7	2.4	2.4	2.3	2.3	2.3

(1)	See pages 30 and 31 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust

Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities

(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009
Net cash provided by operating activities	52,497	$41,151	$33,492	$35,951	$35,849	$41,696
Equity in income from joint ventures	706	423	233	222	229	225
Distributions from joint ventures	(796)	(586)	(269)	(243)	(250)	(250)
Amortization of deferred financing costs	(1,122)	(1,390)	(1,236)	(1,111)	(1,103)	(693)
Amortization of above market leases, net	(74)	(39)	(21)	—	—	—
Increase (decrease) in mortgage notes accrued interest receivable	—	(2,154)	2,982	808	272	647
Increase (decrease) in restricted cash	675	(2,789)	(304)	1,463	818	(1,125)
Increase (decrease) in accounts receivable, net	1,592	1,142	2,246	1,394	989	(4,084)
Increase (decrease) in notes and accrued interest receivable	(8)	(69)	49	5	21	(272)
Increase in direct financing lease receivable	1,167	1,223	1,114	967	939	942
Increase (decrease) in other assets	1,095	(517)	3,536	(1,090)	(248)	2,286
Decrease (increase) in accounts payable and accrued liabilities	(6,386)	(1,576)	(6,660)	(1,073)	939	(701)
Decrease (increase) in unearned rents	145	1,623	(273)	32	745	353
Straight-line rental revenue	(426)	(469)	(346)	(696)	(642)	(584)
Interest expense, gross	19,380	20,308	19,327	18,544	19,441	17,697
Interest cost capitalized	(103)	(92)	(83)	(83)	(83)	(208)
Costs associated with loan refinancing (cash portion)	—	9,662	—	—	—	—
Transaction costs	11	111	7,524	3,165	40	37

Interest coverage amount (1)	$68,353	$65,962	$61,311	$58,255	$57,956	$55,966

(1)	See pages 30 and 31 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust

Capital Spending and Disposition Summaries

(Unaudited, dollars in thousands)

2010 Capital Spending:

Description	Location	Capital Spending Three Months Ended September 30, 2010	Capital Spending Nine Months Ended September 30, 2010
Acquisition of Toronto Dundas Square	Toronto, Ontario	$—	$111,593
Investment in direct financing lease related to public charter schools	various	7,601	51,833
Acquisition of 12 theatre portfolio	various	—	124,436
Additions to Toronto Dundas Square mortgage note receivable	Toronto, Ontario	—	591
Additions to mortgage note receivable for development of Schlitterbahn Vacation Village	Kansas City, KS	—	5,247
Development of additional gross leasable area	Ontario, Canada	443	1,723
Development of entertainment retail center	Suffolk, VA	1,008	2,108
Development of custom crush facility	Sonoma County, CA	—	163
Investment in unconsolidated joint ventures	various	466	15,647
Cash paid related to Cappelli settlement	various	—	4,586
Capitalized building improvements and tenant improvements	various	81	1,634

Total investment spending		$9,599	$319,561
Other capital acquisitions	various	2,769	3,434

Total capital spending		$12,368	$322,995

2010 Dispositions:
Description	Location	Date of Disposition	Cash Received
Havens vineyard and winery	Yountville, CA	June 2010	$6,301
Land parcel and building	Arroyo Grande, CA	July 2010	$1,155

Entertainment Properties Trust

Financial Information by Asset Type

For the Three Months Ended September 30, 2010

(Unaudited, dollars in thousands)

	Theatres	Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$47,338	$9,816	—	$3,491	$315	$—	$60,960	$—	$60,960
Tenant reimbursements	2,550	3,939	—	—	—	—	6,489	—	6,489
Other income	25	—	—	—	—	210	235	—	235
Mortgage and other financing income	80	6	6,604	239	3,398	2,940	13,267	33	13,300

Total revenue	49,993	13,761	6,604	3,730	3,713	3,150	80,951	33	80,984

Property operating expense	2,881	5,254	—	1,336	—	151	9,622	—	9,622
Other expense	—	—	—	106	—	267	373	11	384

Total investment expenses	2,881	5,254	—	1,442	—	418	9,995	11	10,006

General and administrative expense	—	—	—	—	—	—	—	4,076	4,076
Transaction costs	—	—	—	—	—	—	—	11	11

EBITDA	$47,112	$8,507	$6,604	$2,288	$3,713	$2,732	$70,956	$(4,065)	$66,891

	67%	12%	9%	3%	5%	4%	100%

	79%
Add: transaction costs								11	11

Adjusted EBITDA									$66,902
Reconciliation to Consolidated Statements of Income:
Transaction costs								(11)	(11)
Interest expense, net								(19,274)	(19,274)
Depreciation and amortization								(13,464)	(13,464)
Equity in income from joint ventures								706	706
Loss from discontinued operations								(14)	(14)
Gain on sale of real estate								198	198

Net income									35,043
Noncontrolling interests								(34)	(34)
Preferred dividend requirements								(7,552)	(7,552)

Net income available to common shareholders									$27,457

Entertainment Properties Trust

Financial Information by Asset Type

For the Nine Months Ended September 30, 2010

(Unaudited, dollars in thousands)

	Theatres	Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$134,150	$27,463	$—	$11,447	$945	$—	$174,005	$—	$174,005
Tenant reimbursements	6,811	11,191	—	—	—	—	18,002	—	18,002
Other income	76	194	—	35	—	211	516	—	516
Mortgage and other financing income	221	101	19,378	281	10,155	8,643	38,779	126	38,905

Total revenue	141,258	38,949	19,378	11,763	11,100	8,854	231,302	126	231,428

Property operating expense	8,235	14,459	—	2,891	—	151	25,736	—	25,736
Other expense	—	217	—	341	—	267	825	39	864

Total investment expenses	8,235	14,676	—	3,232	—	418	26,561	39	26,600

General and administrative expense	—	—	—	—	—	—	—	13,797	13,797
Transaction costs	—	—	—	—	—	—	—	7,646	7,646
Provision for loan losses	—	—	—	—	—	—	—	700	700

EBITDA	$133,023	$24,273	$19,378	$8,531	$11,100	$8,436	$204,741	$(22,056)	$182,685

	65%	12%	10%	4%	5%	4%	100%

	77%
Add: transaction costs								7,646	7,646
Add: provision for loan losses								700	700

Adjusted EBITDA									$191,031
Reconciliation to Consolidated Statements of Income:
Transaction costs								(7,646)	(7,646)
Provision for loan losses								(700)	(700)
Interest expense, net								(55,504)	(55,504)
Costs associated with loan refinancing								(15,247)	(15,247)
Depreciation and amortization								(38,165)	(38,165)
Equity in income from joint ventures								1,362	1,362
Gain on acquisition								8,468	8,468
Loss from discontinued operations								(3,982)	(3,982)
Loss on sale of real estate								(736)	(736)

Net income									78,881
Noncontrolling interests								1,791	1,791
Preferred dividend requirements								(22,655)	(22,655)

Net income available to common shareholders									$58,017

Entertainment Properties Trust

Financial Information by Asset Type

For the Three Months Ended September 30, 2009

(Unaudited, dollars in thousands)

	Theatres	Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$38,483	$6,517	$—	$3,899	$311	$—	$49,210	$—	$49,210
Tenant reimbursements	1,581	2,486	—	—	—	—	4,067	—	4,067
Other income	23	323	—	—	—	—	346	95	441
Mortgage and other financing income	63	57	5,293	46	3,318	2,794	11,571	79	11,650

Total revenue	40,150	9,383	5,293	3,945	3,629	2,794	65,194	174	65,368

Property operating expense	2,017	3,252	—	154	—	—	5,423	—	5,423
Other expense	—	390	—	197	—	—	587	—	587

Total investment expenses	2,017	3,642	—	351	—	—	6,010	—	6,010

General and administrative expense	—	—	—	—	—	—	—	3,511	3,511
Transaction costs	—	—	—	—	—	—	—	40	40
Provision for loan losses	—	—	—	—	—	—	—	65,757	65,757

EBITDA	$38,133	$5,741	$5,293	$3,594	$3,629	$2,794	$59,184	$(69,134)	$(9,950)

	64%	10%	9%	6%	6%	5%	100%

	74%
Add: provision for loan losses								65,757	65,757
Add: transaction costs								40	40

Adjusted EBITDA									$55,847
Reconciliation to Consolidated Statements of Income:
Transaction costs								(40)	(40)
Interest expense, net								(17,595)	(17,595)
Provision for loan losses								(65,757)	(65,757)
Depreciation and amortization								(10,868)	(10,868)
Equity in income from joint ventures								229	229
Loss from discontinued operations								(37,178)	(37,178)

Net income									(75,362)
Noncontrolling interests								16,071	16,071
Preferred dividend requirements								(7,552)	(7,552)

Net income available to common shareholders									$(66,843)

Entertainment Properties Trust

Financial Information by Asset Type

For the Nine Months Ended September 30, 2009

(Unaudited, dollars in thousands)

	Theatres	Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$114,092	$18,783	$—	$11,531	$933	$—	$145,339	$—	$145,339
Tenant reimbursements	4,708	6,770	—	—	—	—	11,478	—	11,478
Other income	70	1,339	—	26	—	—	1,435	875	2,310
Mortgage and other financing income	1,650	153	15,328	475	9,896	5,654	33,156	236	33,392

Total revenue	120,520	27,045	15,328	12,032	10,829	5,654	191,408	1,111	192,519

Property operating expense	5,750	9,634		202	—	—	15,586	—	15,586
Other expense	—	1,426	—	633	—	—	2,059	—	2,059

Total investment expenses	5,750	11,060	—	835	—	—	17,645	—	17,645

General and administrative expense	—	—	—	—	—	—	—	11,796	11,796
Transaction costs	—	—	—	—	—	—	—	156	156
Provision for loan losses	—	—	—	—	—	—	—	65,757	65,757

EBITDA	$114,770	$15,985	$15,328	$11,197	$10,829	$5,654	$173,763	$(76,598)	$97,165

	66%	9%	9%	7%	6%	3%	100%

	75%
Add: provision for loan losses								65,757	65,757
Add: transaction costs								156	156

Adjusted EBITDA									$163,078
Reconciliation to Consolidated Statements of Income:
Transaction costs								(156)	(156)
Provision for loan losses								(65,757)	(65,757)
Interest expense, net								(49,046)	(49,046)
Costs associated with loan refinancing								(117)	(117)
Depreciation and amortization								(31,596)	(31,596)
Equity in income from joint ventures								673	673
Loss from discontinued operations								(42,350)	(42,350)

Net income									(25,271)
Noncontrolling interests								19,014	19,014
Preferred dividend requirements								(22,655)	(22,655)

Net income available to common shareholders									$(28,912)

Entertainment Properties Trust

Investment Information by Asset Type

As of September 30, 2010 and December 31, 2009

(Unaudited, dollars in thousands)

	As of September 30, 2010
	Retail/ Theatres	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated
Rental properties, net of accumulated depreciation	$1,815,051	$—	$193,784	$11,589	$—	$2,020,424
Add back accumulated depreciation on rental properties	270,136	—	14,838	1,418	—	286,392
Land held for development	4,457	—	—	—	180,000	184,457
Property under development	7,671	—	—	—	—	7,671
Mortgage notes and related accrued interest receivable, net	—	—	—	136,410	168,545	304,955
Investment in a direct financing lease, net	—	225,187	—	—	—	225,187
Investment in joint ventures	19,334	—	—	—	—	19,334
Intangible assets, net of accumulated amortization	35,642	—	—	—	—	35,642
Add back accumulated amortization on intangible assets	9,939	—	—	—	—	9,939
Notes receivable and related accrued interest receivable, net	165	3,751	1,236	—	—	5,152

Total investments (1)	$2,162,395	$228,938	$209,858	$149,417	$348,545	$3,099,153

% of total investments	70%	7%	7%	5%	11%	100%

	As of December 31, 2009
	Retail/ Theatres	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated
Rental properties, net of accumulated depreciation	$1,636,580	$—	$206,229	$11,820	$—	$1,854,629
Add back accumulated depreciation on rental properties	246,806	—	10,645	1,187	—	258,638
Land held for development	4,457	—	—	—	—	4,457
Property under development	8,272	—	—	—	—	8,272
Mortgage notes and related accrued interest receivable, net	90,882	—	—	135,581	296,417	522,880
Investment in a direct financing lease, net	—	169,850	—	—	—	169,850
Investment in joint ventures	4,080	—	—	—	—	4,080
Intangible assets, net of accumulated amortization	6,727	—	—	—	—	6,727
Add back accumulated amortization on intangible assets	6,887	—	—	—	—	6,887
Notes receivable and related accrued interest receivable, net	2,854	3,750	1,294	—	—	7,898

Total investments (1)	$2,007,545	$173,600	$218,168	$148,588	$296,417	$2,844,318

% of total investments	71%	6%	8%	5%	10%	100%

(1)	See pages 30 and 31 for definitions.

Entertainment Properties Trust

Lease Expirations Excluding Non-Theatre Retail

As of September 30, 2010

(Unaudited, dollars in thousands)

	Megaplex Theatres			Public Charter Schools			Vineyards and Wineries
Year	Total Number of Leases Expiring	Revenue for the Trailing Twelve Months Ended September 30, 2010 (1)	% of Total Rental Revenue	Total Number of Leases Expiring	Financing Income for the Trailing Twelve Months Ended September 30, 2010	% of Total Mortgage and other financing income	Total Number of Leases Expiring	Rental Revenue for the Twelve Months Ended September 30, 2010	% of Total Rental Revenue
2010	4	$11,556	5%	—	$—	—	—	$—	—
2011	4	9,641	4%	—	—	—	—	—	—
2012	3	7,276	3%	—	—	—	—	—	—
2013	4	14,321	6%	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—
2016	2	3,913	2%	—	—	—	—	—	—
2017	3	4,718	2%	—	—	—	1	2,297	1%
2018	17	17,937	7%	—	—	—	5	10,463	4%
2019	7	22,297	9%	—	—	—	1	1,265	1%
2020	7	8,168	3%	—	—	—	—	—	—
2021	3	7,117	3%	—	—	—	—	—	—
2022	9	16,129	6%	—	—	—	—	—	—
2023	2	2,331	1%	—	—	—	—	—	—
2024	8	14,390	6%	—	—	—	—	—	—
2025	7	14,317	6%	—	—	—	—	—	—
2026	5	7,121	3%	—	—	—	—	—	—
2027	3	3,939	1%	—	—	—	—	—	—
2028	2	5,397	2%	—	—	—	—	—	—
2029	15	11,125	5%	—	—	—	—	—	—
Thereafter	—	—	—	27	24,207	48%	—	—	—

	105	$181,693	74%	27	$24,207	48%	7	$14,025	6%

Note: This schedule relates to consolidated assets only and excludes non-theatre retail. One owned ski property is excluded from this schedule and the remaining ski property investments are held in mortgage notes receivable which are included on page 27.

(1)	Consists of rental revenue and tenant reimbursements.

Entertainment Properties Trust

Top Ten Customers by Revenue

(Unaudited, dollars in thousands)

Customers		Asset Type	Total Revenue For The Three Months Ended September 30, 2010	Percentage of Total Revenue	Total Revenue For The Nine Months Ended September 30, 2010	Percentage of Total Revenue
1.	American Multi-Cinema, Inc.	Retail/Theatres	$28,577	35%	$84,190	36%
2.	Rave Cinemas/Rave Review Cinemas	Retail/Theatres	7,199	9%	21,734	9%
3.	Imagine Schools, Inc.	Public Charter Schools	6,517	8%	19,119	8%
4.	Regal Cinemas, Inc.	Retail/Theatres	5,456	7%	15,021	6%
5.	Cinemark USA, Inc.	Retail/Theatres	4,022	5%	6,349	3%
6.	Peak Resorts, Inc.	Metropolitan Ski Areas	3,713	4%	11,099	5%
7.	Ascentia Wine Estates, LLC	Vineyards and Wineries	3,011	4%	8,481	4%
8.	SVVI, LLC	Waterparks	2,940	4%	8,692	4%
9.	Southern Theatres, LLC	Retail/Theatres	2,774	3%	8,373	4%
10.	Muvico Entertainment, LLC	Retail/Theatres	955	1%	2,833	1%

	Total		$65,164	80%	$185,891	80%

Entertainment Properties Trust

Mortgage Notes Receivable

(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	September 30, 2010	December 31, 2009
Mortgage note and related accrued interest receivable, 15.00%, extinguished on March 4, 2010	$—	$126,658
Mortgage note and related accrued interest receivable, 11.00%, extinguished in Cappelli settlement on June 18, 2010	—	133,119
Mortgage note and related accrued interest receivable, 10.00%, due April 1, 2012	33,677	32,848
Mortgage notes and related accrued interest receivable, 7.00%, due May 1, 2019	168,545	163,298
Mortgage note, 9.67%, due March 10, 2027	8,000	8,000
Mortgage notes, 10.30%, due April 3, 2027	62,500	62,500
Mortgage note, 9.40%, due October 30, 2027	32,233	32,233

Total mortgage notes and related accrued interest receivable	$304,955	$558,656
Less: loan loss reserves	—	(35,776)

Total mortgage notes and related accrued interest receivable, net	$304,955	$522,880

Payments Due on Mortgage Notes Receivable

As of September 30, 2010
Year:
2010	$—
2011	—
2012	33,677
2013	—
2014	—
Thereafter	271,278

Total	$304,955

Entertainment Properties Trust

Notes Receivable

(Unaudited, dollars in thousands)

Summary of Notes Receivable

	September 30, 2010	December 31, 2009
Note and related accrued interest receivable, 10.00%, extinguished in Cappelli settlement on June 18, 2010	$—	$10,000
Note and related accrued interest receivable, 10.00%, extinguished in Cappelli settlement on June 18, 2010	—	10,000
Note and related accrued interest receivable, 15.00%, due on demand (1)	3,000	3,000
Revolving credit facility and related accrued interest receivable, 6.00%, due December 31, 2017 (1)	1,358	1,416
Note and related accrued interest receivable, 9.23%, due August 31, 2012	3,751	3,751
Note and related accrued interest receivable, 12.00%, due April 1, 2013 (1)	5,074	5,074
Note and related accrued interest receivable, 10.00%, extinguished in Cappelli settlement on June 18, 2010	—	10,000
Other	165	854

Total notes and related accrued interest receivable	$13,348	$44,095
Less: Loan loss reserves	(8,196)	(36,197)

Total notes and related accrued interest receivable, net	$5,152	$7,898

(1)	Note receivable is impaired as of September 30, 2010. In accordance with the Company’s accounting policy, interest income is being recognized on a cash basis.

Payments Due on Notes Receivable

As of September 30, 2010
Year:
Past due	$3,000
2010	—
2011	—
2012	3,751
2013	5,074
2014	—
Thereafter	1,523

Total	$13,348

Entertainment Properties Trust

Summary of Unconsolidated Joint Ventures

As of and for the Nine Months Ended September 30, 2010

(Unaudited, dollars in thousands)

Atlantic EPR-I

EPR investment interest: 24.8%

Income recognized for the nine months ended September 30, 2010: $1,281

Distributions received for the nine months ended September 30, 2010: $1,348

Unaudited condensed financial information for Atlantic-EPR I is as follows as of and for the nine months ended September 30, 2010 and 2009:

	2010	2009
Rental properties, net	$26,829	$27,474
Cash	1	141
Long-term debt (paid in full, May 2010)	—	15,109
Partners’ equity	26,980	12,412
Rental revenue	3,368	3,324
Net income	1,483	1,825

Atlantic EPR-II

EPR investment interest: 23.7%

Income recognized for the nine months ended September 30, 2010: $261

Distributions received for the nine months ended September 30, 2010: $290

Unaudited condensed financial information for Atlantic-EPR II is as follows as of and for the nine months ended September 30, 2010 and 2009:

	2010	2009
Rental properties, net	$21,152	$21,613
Cash	131	157
Long-term debt (due September 2013)	12,689	13,035
Note payable to Entertainment Properties Trust	117	117
Partners’ equity	8,230	8,351
Rental revenue	2,167	2,154
Net income	1,023	1,013

Ningbo PIC and Shanghai SFG-EPR Cinema

EPR investment interest: 30.0% and 49.0%, respectively

EPR investment: $1,608

Loss recognized for the nine months ended September 30, 2010: $180

Distributions received for the nine months ended September 30, 2010: $0

Entertainment Properties Trust

Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management utilizes EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income plus interest expense (net), depreciation and amortization, gain or loss on sale of or acquisition of real estate, noncontrolling interests, equity in income from joint ventures and discontinued operations. Adjusted EBITDA is presented to add back the effect of non-cash impairment charges, costs associated with loan refinancing, the provision for loan losses and transaction costs. The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”)

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO, as defined under the NAREIT definition and presented by us, is net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. FFO is a non-GAAP financial measure. FFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

In addition to FFO, we present AFFO by adding to FFO non-cash impairment charges, provision for loan losses, transaction costs, non-real estate depreciation and amortization, deferred financing fees amortization, costs associated with loan refinancing, share-based compensation expense to management and trustees and amortization of above market leases, net; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income and gain on acquisition. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

Entertainment Properties Trust

Definitions-Non-GAAP Financial Measures

INTEREST COVERAGE RATIO

The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), depreciation and amortization, share-based compensation expense to management and trustee and costs associated with loan refinancing; subtracting interest cost capitalized, straight-line revenue, and gain on acquisition. We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO

The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO

The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS

Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in joint ventures, intangible assets (before accumulated amortization) and notes receivable. Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company’s funds have been invested.